EXHIBIT 10.1

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                      FORM OF HOME LOAN PURCHASE AGREEMENT

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                  as Purchaser,

                                       and

                        RESIDENTIAL FUNDING COMPANY, LLC

                                    as Seller

                                ________________

                          HOME LOAN PURCHASE AGREEMENT

                        Dated as of [__________], 20[__]

                                ________________

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

                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
ARTICLE I             DEFINITIONS...............................................................................  1
         Section 1.1.          Definitions......................................................................  1
ARTICLE II            SALE OF HOME LOANS AND RELATED PROVISIONS.................................................  2
         Section 2.1.          Sale of Home Loans...............................................................  2
         Section 2.2.          Payment of Purchase Price........................................................  4
ARTICLE III           REPRESENTATIONS AND WARRANTIES; REMEDIES FOR
                      BREACH....................................................................................  5
         Section 3.1.          Seller Representations and Warranties............................................  5
ARTICLE IV            SELLER'S COVENANTS........................................................................ 12
         Section 4.1.          Covenants of the Seller.......................................................... 12
ARTICLE V             SERVICING................................................................................. 12
         Section 5.1.          Servicing........................................................................ 12
ARTICLE VI            LIMITATION ON LIABILITY OF THE SELLER..................................................... 12
         Section 6.1.          Limitation on Liability of the Seller............................................ 12
ARTICLE VII           TERMINATION............................................................................... 12
         Section 7.1.          Termination...................................................................... 12
ARTICLE VIII          MISCELLANEOUS PROVISIONS.................................................................. 13
         Section 8.1.          Amendment........................................................................ 13
         Section 8.2.          GOVERNING LAW.................................................................... 13
         Section 8.3.          Notices.......................................................................... 13
         Section 8.4.          Severability of Provisions....................................................... 13
         Section 8.5.          Relationship of Parties.......................................................... 14
         Section 8.6.          Counterparts..................................................................... 14
         Section 8.7.          Further Agreements............................................................... 14
         Section 8.8.          Intention of the Parties......................................................... 14
         Section 8.9.          Successors and Assigns; Assignment of This Agreement............................. 14
         Section 8.10.         Survival......................................................................... 15
Exhibit A             Home Loan Schedule
Exhibit B             Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.7
                      Revised

      This HOME LOAN PURCHASE AGREEMENT (this "Agreement" or "Home Loan Purchase Agreement"), dated as of [__________], 20[__], is made between Residential Funding Company, LLC (the "Seller") and Residential Funding Mortgage Securities II, Inc. (the "Purchaser").

                              W I T N E S S E T H :

      WHEREAS, the Seller owns Home Loans and the Related Documents for the Home Loans indicated on the Home Loan Schedule attached as Exhibit A hereto (collectively, the "Home Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Home Loans;

      WHEREAS, the parties hereto desire that the Seller sell the Home Loans to the Purchaser pursuant to the terms of this Agreement together with the Related Documents on the Closing Date;

      WHEREAS, pursuant to the terms of the Trust Agreement, the Purchaser will sell the Home Loans to the Issuer in exchange for the Securities;

      WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Certificates;

      WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes; and

      WHEREAS,  pursuant  to the terms of the  Servicing  Agreement,  the Master
Servicer  will  service  the  Home  Loans   directly  or  through  one  or  more
Subservicers.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1. Definitions. For all purposes of this Home Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture, dated [___________ ___], 20[__] (the "Indenture"), between Home Loan Trust 200[__]-[__], as issuer, and [_____________________], as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                                   ARTICLE II

                    SALE OF HOME LOANS AND RELATED PROVISIONS

      Section 2.1. Sale of Home Loans. (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Home Loans, all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date; (ii) property which secured a Home Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Home Loans; and (iv) all proceeds of the foregoing. Such conveyance shall be deemed to be made, with respect to the Cut-off Date Loan Balances, as of the Closing Date, subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

      (b) In connection with such conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date to indicate in its books and records that the Home Loans have been sold to the Purchaser pursuant to this Agreement and to deliver to the Purchaser true and complete lists of all of the Home Loans specifying for each Home Loan (i) its account number and (ii) its Cut-off Date Loan Balance. Such lists, which form part of the Home Loan Schedule, shall be marked as Exhibit A to this Agreement and are hereby incorporated into and made a part of this Agreement.

      (c) On or before the Closing Date, in connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser (1) with respect to each Home Loan, deliver to the Master Servicer (or an Affiliate of the Master Servicer)each of the documents or instruments described in clause (ii) below (and the Master Servicer shall hold (or cause such Affiliate to hold) such documents or instruments in trust for the use and benefit of the Noteholders),
(2) with respect to each MOM Loan, deliver to and deposit with the Custodian, the documents or instruments described in clauses (i) and (v) below, (3) with respect to each Home Loan that is not a MOM Loan but is registered on the MERS(R) System, deliver to and deposit with the Custodian, the documents or instruments described in clauses (i), (iv) and (v) below and (4) with respect to each Home Loan that is not a MOM Loan and is not registered on the MERS(R) System, deliver to and deposit with the Custodian, the documents or instruments described in clauses (i), (iii), (iv) and (v) below.

            (i) The original Mortgage Note endorsed without recourse to the Indenture Trustee and showing an unbroken chain of endorsement from the originator thereof to the Person endorsing it or, with respect to any Home Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit from the related seller or Residential Funding Company, LLC stating the original Mortgage Note was lost, misplaced or destroyed together with a copy of such Note.

            (ii) The original Mortgage, noting the presence of the MIN of the Home Loan and language indicating that the Home Loan is a MOM Loan if the Home Loan is a MOM Loan, with evidence of recording indicated thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon.

            (iii) The assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage recorded to "[_____________________] as indenture trustee" c/o the Seller at an address specified by the Seller.

            (iv) Originals of any intervening assignments of the Mortgage, with evidence of recording noted thereon or attached thereto, or a copy of such original intervening assignment with evidence of recording indicated thereon.

            (v) A true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Home Loan.

      Within the time period for the review of each  Custodial File set forth in
Section 2.03 of the Custodial Agreement, if a defect or omission in any Custodial File is discovered which may materially and adversely affect the value of the related Home Loan, or the interests of the Indenture Trustee (as pledgee of the Home Loans), the Noteholders, the Certificateholders or the Credit
Enhancer in such Home Loan, including the Seller's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee (provided that a Custodial File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording or if such assignment is not required to be recorded pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related Home Loan at the Repurchase Price or substitute an Eligible Substitute Loan for the related Home Loan upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Home Loans. As set forth in Section
2.03 of the Custodial Agreement, the Custodian shall deliver to the Indenture Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to this Subsection 2.1(c) have been executed and received and that such documents relate to the Home Loans identified on the Home Loan Schedule, except for any exceptions listed on Schedule B attached to such Interim Certification.

      Within 60 days after the receipt by the Master Servicer of the recording information, the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (iii) above. While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such assignment to be recorded in accordance with this paragraph. In connection with the assignment of any Home Loan registered on the MERS(R) System, the Seller further agrees that it will cause, at the Seller's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Home Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement, by the Purchaser to the Trust in accordance with the terms of the Trust Agreement and by the Trust, to the Indenture Trustee for the benefit of the Noteholders, pursuant to the Indenture, by including (or deleting, in the case of Home Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trust and


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

(b) the code in the field "Pool Field" which identifies the series of the Notes issued in connection with such Home Loans. The Seller further agrees that it will not, and will not permit the Master Servicer to alter the codes referenced in this paragraph with respect to any Home Loan during the term of this Agreement, the Trust Agreement and the Indenture, unless and until such Home Loan is repurchased in accordance with the terms of this Agreement.

      In the event that the Seller delivers to the Custodian on behalf of the Indenture Trustee any Mortgage Note or assignment in blank, the Seller shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the assignment in conjunction with the Interim Certification issued by the Custodian.

      In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clause (ii), (iii), (iv) or
(v) above (or copies thereof as permitted in this Section 2.1(c) above), delivered by the Seller to the respective Custodian prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.

      The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, conveyed to it pursuant to this Section 2.1.

      (d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Home Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under (i) the Home Loans, all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date; (ii) property which secured a Home Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Home Loans; and (iv) all proceeds of the foregoing, and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware (which shall have been submitted for filing within 10 days following the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or legal structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of organization of the Seller, as are necessary to perfect and protect the Purchaser's interests in each Home Loan and the proceeds thereof.

      Section 2.2. Payment of Purchase Price. (a) The "Purchase Price" for the Home Loans shall be an amount equal to $[__________] in immediately available funds, together with the Certificates.

      (b) In consideration of the sale of the Home Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause (a); provided, that such payment may be on a net funding basis if agreed by the Seller and the Purchaser.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;

                               REMEDIES FOR BREACH

      Section 3.1. Seller Representations and Warranties. The Seller represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):

      (a) As to the Seller:

            (i) The Seller is a limited liability company duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each mortgage loan in accordance with the terms of this Agreement;

            (ii) The  Seller  has the  power  and  authority  to make,  execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (iii) The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

            (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of formation or limited liability company agreement of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

            (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

            (vi) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

            (vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in, to and under the Home Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Loan Balances with respect to the Home Loans and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller;

            (viii) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand or any federal, state, municipal or governmental agency, which default might have consequences  that would  materially  and  adversely  affect the condition
      (financial or other) or operations of the Seller or its properties or might have consequences that would materially adversely affect its performance hereunder; and

            (ix) The Seller has not transferred the Home Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors.

      (b) As to the Home Loans:

            (i) The information set forth in the Home Loan Schedule with respect to each Home Loan is true and correct in all material respects as of the date or dates respecting which such information is furnished;

            (ii) [Reserved];

            (iii) The related Mortgage Note and the Mortgage have not been assigned or pledged, the Seller has good and marketable title thereto and the Seller is the sole owner and holder of the Home Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Home Loans to sell and assign the same pursuant to this Agreement;

            (iv) To the best of Seller's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Mortgage;

            (v) To the best of Seller's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

            (vi) To the best of Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

            (vii) To the best of Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

            (viii) As of the Cut-off Date, none of the Home Loans were 30 or more days delinquent;

            (ix) For each Home Loan, the related Custodial File contains each of the documents and instruments specified to be included therein;

            (x) Each Home Loan at the time it was made complied in all material respects with applicable local, state and federal laws including but not limited to all applicable anti-predatory lending laws and usury laws;

            (xi) A policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of each Home Loan and each such policy is valid and remains in full force and effect, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Home Loan as to which no title insurance policy or binder was issued;

            (xii) None of the Mortgaged Properties is a mobile home that is permanently attached to its foundation and none of the Mortgaged Properties are manufactured housing units that are not permanently attached to their foundation;

            (xiii)  Approximately [___]% of the Cut-off Date Loan Balance of the
      Home   Loans   are   secured   by   Mortgaged    Properties   located   in
      [________________];

            (xiv) Approximately [___]% of the Home Loans by Cut-Off Date Loan Balance, had a Combined Loan-to-Value Ratio in excess of 100%;

            (xv) Approximately [___]% of the mortgage loans in the mortgage pool are loans that, under applicable state or local law in effect at the time of origination of the loan, are referred to as (1) "high cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

            (xvi) None of the proceeds of any Home Loan were used to finance the purchase of single premium credit insurance policies;

            (xvii) The Seller will submit for filing or cause to be submitted for filing UCC-1 financing statements in accordance with the terms of this Agreement;

            (xviii) Each Mortgage is substantially similar to one another and constitutes a legal, valid and binding obligation of the related Mortgagor enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency or similar laws affecting generally the enforcement of creditor's rights;

            (xix) To the best of Seller's knowledge, the physical property subject to each Mortgage is free of material damage and is in good repair;

            (xx) The Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the related Subservicer;

            (xxi) No Home Loan has a prepayment penalty term that extends beyond five years after the date of origination;

            (xxii) None of the Home Loans are reverse Home Loans;

            (xxiii) None of the Home Loans have a remaining term to stated maturity of less than [___] months. As of the Cut-off Date, the Loan Rates on the Home Loans range between [____]% per annum and [______]% per annum and the weighted average Loan Rate is approximately [______]% per annum. The weighted average remaining term to stated maturity of the Home Loans as of the Cut-off Date is approximately [____] months;

            (xxiv) (A) Each Mortgaged Property with respect to the Home Loans consists of a single parcel of real property with a single family residence erected thereon, [a two-to-four family residence erected thereon, or improved by an individual condominium unit, planned unit development, manufactured home, multi-family mixed-use attachment, modular unit or townhouse. (B) With respect to the Home Loans (i) approximately [___]% (by Cut-off Date Loan Balance) are secured by real property improved by individual condominium units, modular units, manufactured homes, multi-family mixed-use attachments, planned unit developments (attached and detached) or townhouses/rowhouses (attached and detached),
      (ii) approximately [_____]% (by Cut-off Date Loan Balance) of the Home Loans are secured by real property with a single family residence erected thereon and (iii) approximately [____]% (by Cut-off Date Loan Balance) of the Home Loans are secured by real property with a two-to-four family residence];

            (xxv) Approximately [____]% of the Home Loans are secured by second mortgages or deeds of trust;

            (xxvi) If any of the Home Loans are secured by a leasehold interest, with respect to each leasehold interest, the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated; and the remaining term of the lease does not terminate less than five years after the maturity date of such Home Loan;

            (xxvii) Each Subservicer meets all applicable requirements under the Servicing Agreement, is properly qualified to service the Home Loans and has been servicing the Home Loans prior to the Cut-off Date in accordance with the terms of the Program Guide;

            (xxviii) For each Home Loan, if required, as of the Cut-off Date, flood insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement. For each Home Loan, hazard insurance has been obtained which meets all applicable requirements of
      Section 3.04 of the Servicing Agreement;

            (xxix) There is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Home Loan;

            (xxx) No instrument of release or waiver has been executed in connection with the Home Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Home Loan;

            (xxxi) With respect to each Home Loan that is a second lien,  either
      (i) no consent for the Home Loan was required by the holder of the related prior lien or liens or (ii) such consent has been obtained and is contained in the Custodial File;

            (xxxii) With respect to each Home Loan, either (i) the Home Loan is assumable pursuant to the terms of the Mortgage Note, or (ii) the Home Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Home Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

            (xxxiii) Each Custodial File either contains (a) an original Mortgage Note or (b) with respect to any Home Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit together with a copy of such Mortgage Note;

            (xxxiv) No Home Loan was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia;

            (xxxv) No Home Loan, except as provided in clause (xxxvi), is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.7 (attached hereto as Exhibit B)); provided that no representation and warranty is made in this clause (xxxv) with respect to any Home Loan secured by property located in the States of Kansas or West Virginia; and

            (xxxvi) As of the Cut-Off Date, approximately [__]% of the Home Loans were subject to the Home Ownership and Protection Act of 1994, referred to as the Homeownership Act.

      Upon discovery by Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of any representation or warranty in clause (a) above which materially and adversely affects the interests of the Securityholders or the Credit Enhancer in any Home Loan, the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Home Loan or a Related Document, either (A) repurchase such Home Loan from the Trust at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Home Loan, in each case in the manner and subject to the conditions and limitations set forth below.

      (c) Upon discovery by the Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of any representation or warranty in clause (b) above with respect to any Home Loan or upon the occurrence of a Repurchase Event that materially and adversely affects the interests of the Securityholders or the Credit Enhancer or of the Purchaser in such Home Loan (notice of which shall be given to the Purchaser by the Seller, if it discovers the same), notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty or Repurchase Event, the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Home Loan from the Trust at the Repurchase Price, or
(ii) substitute one or more Eligible Substitute Loans for such Home Loan, in each case in the manner and subject to the conditions set forth below. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Home Loan pursuant to this Section 3.1 was the representation and warranty set forth in clause (x) of Section 3.1(b), then the Seller shall pay, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust, and that directly resulted from such breach, or if incurred and paid by the Trust thereafter, concurrently with such payment. The Repurchase Price for any such Home Loan repurchased by the Seller and any amounts paid by the Seller in connection with the preceding sentence shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

      The Seller may only substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1(c) if the Seller obtains an Opinion of Counsel generally to the effect that the substitution of an Eligible Substitute Loan or Loans for a Deleted Loan will not cause an entity level federal or state income tax to be imposed on the Trust. The Seller shall also deliver to the Custodian on behalf of the Trust, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed as required by
Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Monthly Payment has been received by the Trust, for such month in respect of the

Deleted Loan. For the month of substitution, distributions to the Custodial Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Master Servicer shall amend or cause to be amended the Home Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Master Servicer shall deliver the amended Home Loan Schedule to the Indenture Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing
Agreement in all respects, the Seller shall be deemed to have made the representations and warranties (other than any statistical representation or warranty) with respect to the Eligible Substitute Loan set forth in Section 3.1(b) as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a
Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Custodial Account in the month of substitution). The Seller shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.

      Upon receipt by the Indenture Trustee on behalf of the Trust and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Master Servicer (or an Affiliate of the Master Servicer) or the Custodian, as the case may be, on behalf of the Indenture Trustee, shall release the contents of any related
Mortgage File in its possession for the Home Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Trust shall, upon written direction from the Master Servicer, execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such Home Loan released pursuant hereto and thereafter such Home Loan shall not be an asset of the Trust.

      It is understood and agreed that the obligation of the Seller to cure any breach, or to repurchase or substitute for, any Home Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.

      It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Custodial Files to the Indenture Trustee, or the Custodian.

                                   ARTICLE IV

                               SELLER'S COVENANTS

      Section 4.1. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Home Loan, or any interest therein. The Seller will notify the Indenture Trustee in writing, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Home Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, as assignee of the Purchaser, in, to and under the Home Loans against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings.

                                   ARTICLE V

                                    SERVICING

      Section 5.1. Servicing. The Seller will service the Home Loans pursuant to the terms and conditions of the Servicing Agreement and will service the Home Loans directly or through one or more subservicers in accordance therewith.

                                   ARTICLE VI

                     LIMITATION ON LIABILITY OF THE SELLER

      Section 6.1. Limitation on Liability of the Seller. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided herein or in the Servicing Agreement, the Seller shall not be under any liability to the Trust, the Owner Trustee, the Indenture Trustee or the Securityholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VII

                                   TERMINATION

      Section 7.1. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust pursuant to the terms of the Trust Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

      Section 8.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser with the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), which consent shall not be unreasonably withheld.

      Section 8.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 8.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                           (i) if to the Seller:
                           Residential Funding Company, LLC
                           8400 Normandale Lake Boulevard
                           Suite 250
                           Minneapolis, Minnesota 55437
                           Attention: Managing Director, Structured Finance

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                           (ii) if to the Purchaser:
                           Residential Funding Mortgage Securities II, Inc. 8400 Normandale Lake Boulevard
                           Suite 250
                           Minneapolis, Minnesota 55437
                           Attention: Managing Director, Structured Finance

                           (iii) if to the Custodian:
                           [_____________________]
                           [_____________________]
                           [_____________________]
                           Attention: [_____________________]

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

      Section 8.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

      Section 8.5. Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

      Section 8.6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

      Section 8.7. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

      Section 8.8. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Home Loans, rather than a loan by the Purchaser to the Seller secured by the Home Loans. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Home Loans. The Purchaser will have the right to review the Home Loans and the Related Documents to determine the characteristics of the Home Loans which will affect the federal income tax consequences of owning the Home Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

      Section 8.9. Successors and Assigns; Assignment of This Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, Purchaser and their respective successors and assigns. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) and the Purchaser, which consent shall be at the Credit Enhancer's and the Purchaser's sole discretion, except that the Credit Enhancer and the Purchaser acknowledge and agree that the Seller may assign its obligations hereunder to any Affiliate of the Seller, to any Person succeeding to the business of the Seller, to any Person into which the Seller is merged and to any Person resulting from any merger, conversion or consolidation to which the Seller is a party. The parties hereto acknowledge that the Purchaser is acquiring the Home Loans for the purpose of contributing them to the Issuer. Pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates and pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes secured by the Home Loans. As an inducement to the Purchaser to purchase the Home Loans, the Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Home Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against the Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

      Section 8.10. Survival. The representations and warranties made herein by the Seller and the provisions of Article VI hereof shall survive the purchase of the Home Loans hereunder.

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Home Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                                RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES II, INC.
                                                as Purchaser

                                                By:_____________________________
                                                Name:
                                                Title:

                                                RESIDENTIAL FUNDING COMPANY, LLC
                                                as Seller

                                                By:_____________________________
                                                Name:
                                                Title:

                                    EXHIBIT A

                               HOME LOAN SCHEDULE

                             (Provided Upon Request)

                                    EXHIBIT B

          APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE FORMAT
                            FOR LEVELS(R) VERSION 5.7

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code        High Cost Home Loan
                                   Ann. ss.ss. 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------------------------------------------------------------------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.       Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------------------------------------------------------------------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann.        Covered Loan
                                   ss.ss. 5-3.5-101 et seq.

                                   Effective   for  covered   loans  offered  or
                                   entered  into on or after  January  1,  2003.
                                   Other  provisions  of the Act took  effect on
                                   June 7, 2002
---------------------------------------------------------------------------------------------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending Practices     High Cost Home Loan
                                   Act, Conn. Gen. Stat. ss.ss. 36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------------------------------------------------------------------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code ss.ss.          Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------------------------------------------------------------------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. ss.ss. 494.0078   High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.      High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann. ss.ss.      High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of         High Cost Loan
                                   1994, 15 U.S.C. ss. 1639, 12 C.F.R. ss.ss.
                                   226.32 and 226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------------------------------------------------------------------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.      High Risk Home Loan
                                   815, ss.ss. 137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------------------------------------------------------------------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann. ss.ss.        High Loan to Value Consumer
                                   16a-1-101 et seq.                                   Loan (id. ss. 16a-3-207) and;
                                                                                -------------------------------------
                                   Sections 16a-1-301 and 16a-3-207 became             High APR Consumer Loan (id.
                                   effective April 14, 1999; Section 16a-3-308a        ss. 16a-3-308a)
                                   became effective July 1, 1999
---------------------------------------------------------------------------------------------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.     High Cost Home Loan
                                   Rev. Stat. ss.ss. 360.100 et seq.

                                   Effective June 24, 2003
---------------------------------------------------------------------------------------------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A, ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------------------------------------------------------------------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R. ss.ss.              High Cost Home Loan
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
                                   32.00 et seq. and 209 C.M.R. ss.ss. 40.01
                                   et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------------------------------------------------------------------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.       Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,     High Cost Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------------------------------------------------------------------------------------------
New York                           N.Y. Banking Law Article 6-l                        High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home      High Cost Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective  July 1, 2000;  amended  October 1,
                                   2003 (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------------
Ohio                               H.B. 386 (codified in various sections of the       Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.
                                   ss.ss. 1349.25 et seq.

                                   Effective May 24, 2002
---------------------------------------------------------------------------------------------------------------------
Oklahoma                           Consumer Credit Code (codified in various           Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and                        High Cost Home Loan
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
                                   Consumer Home Loans Act, S.C. Code Ann.
                                   ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------------------------------------------------------------------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,          West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann. ss.ss.    Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's Covered Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.      Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,     Covered Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.      Home Loan
2003)                              7-6A-1 et seq.

                                    Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,     Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home      Consumer Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective  July 1, 2000;  amended  October 1,
                                   2003 (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and Consumer Home          Consumer Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss.
                                   37-23-10 et seq.
                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------------------------------------------------------------------------------------------